UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of  report  (Date of  earliest  event  reported):  September 2, 2005
                                                            (September 1, 2005)

                               ENOVA SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


            0-25184                                        95-3056150
            -------                                        ----------
    (Commission File Number)                  (IRS Employer Identification No.)


19850 South Magellan Drive, Suite 305 Torrance, California        90502
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   (Address of Principal Executive Offices)                    (Zip Code)


                                 (310) 527-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Riddell                                                                     mg 1

Item 8.01   Other Events

     On September 1, 2005, the Company completed an interview with The Wall Street Transcript in which the President and CEO discussed views and opinions regarding the Company and its market sector. A copy of the transcript of this interview is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.     Description

   99.1 Transcript of interview with Edwin Riddell, President and CEO of Registrant for The Wall Street Transcript, dated September 1, 2005, of Enova Systems, Inc.

This Form 8-K contains forward-looking statements relating to Enova Systems and its products that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should,'' "could," "project," "plan,'' "seek," "intend,'' or "anticipate'' or the negative thereof or comparable terminology and statements about industry trends and Enova's future performance, operations and products.. These forward looking statements are subject to and qualified by certain risks and uncertainties. These and other risks and uncertainties are detailed from time to time in Enova Systems' periodic filings with the Securities and Exchange Commission, including but not limited to Enova's annual report on Form 10-K for the year ended December 31, 2004. This forward-looking information should be considered only in connection with the aforementioned risk factors. Enova assumes no obligation to update such forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 2, 2005

                                         ENOVA SYSTEMS, INC.


                                         By: --------------------------------
                                             Larry Lombard,
                                             Chief Financial Officer